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                        FIRST BANK NATIONAL ASSOCIATION
                                   AS TRUSTEE

                             REMITTANCE REPORT FOR

                        EQUICREDIT FUNDING TRUST 1997-A
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
                                                                                       FROM JUNE 16, 1997
                                                                               ----------------------------------
                                                                                        TO JULY 15, 1997
                                                                               ----------------------------------

                                                                                  FIXED RATE      VARIABLE RATE
                                                                  TOTAL             GROUP             GROUP
                                                             ----------------  ----------------  ----------------
(i)    AVAILABLE PAYMENT AMOUNT........................      3,854,939.28      4,867,071.13        55,928.58
        Portions subject to bankruptcy.................     10,123,000.00
(ii)   CLASS A-1 PRINCIPAL BALANCE (Beginning).........     83,071,055.47
       CLASS A-2 PRINCIPAL BALANCE (Beginning).........     50,383,000.00
       CLASS A-3 PRINCIPAL BALANCE (Beginning).........     14,255,000.00
       CLASS A-4 PRINCIPAL BALANCE (Beginning).........     10,123,000.00
       CLASS A-5 PRINCIPAL BALANCE (Beginning).........      9,524,000.00
       CLASS A-6 PRINCIPAL BALANCE (Beginning).........     18,942,000.00
       CLASS A-7 PRINCIPAL BALANCE (Beginning).........      5,039,658.27
       POOL PRINCIPAL BALANCE (Beginning)..............    191,337,713.74    186,298,055.47     5,039,658.27
(iii)  MORTGAGES:
       NUMBER OF PRINCIPAL PREPAYMENTS.................                51                51                0
       PRINCIPAL BALANCE OF MORTGAGES PREPAYING........      2,491,711.30      2,491,681.29            30.01
(iv)   AMOUNT OF CURTAILMENTS RECEIVED.................         18,054.63         18,054.63             0.00
(v)    AGGREGATE AMOUNT OF PRINCIPAL PORTION OF
       MONTHLY PAYMENTS RECEIVED.......................        261,494.24        260,758.51           735.73
(vi)   INTEREST RECEIVED ON MORTGAGES..................      1,569,916.75      1,535,150.30        34,766.45
(vii)  AGGREGATE ADVANCES..............................      1,254,317.31      1,218,585.70        35,731.61
(viii) a. DELINQUENCY INFORMATION (INCLUDE BANKRUPTCY
           & FORECLOSURE & REO):
          MORTGAGE DELINQUENCIES 30-59 DAYS:
           NUMBER......................................               107               106                1
           PRINCIPAL BALANCE...........................      5,625,031.51      5,580,157.06        44,874.45
           % OF PRINCIPAL..............................          2.980000%         3.040000%        0.890000%
          MORTGAGE DELINQUENCIES 60-90 DAYS:
           NUMBER......................................                27                27                0
           PRINCIPAL BALANCE...........................      1,581,615.91      1,581,615.91             0.00
           % OF PRINCIPAL..............................          0.840000%         0.860000%        0.000000%
          MORTGAGE DELINQUENCIES 90 DAYS OR MORE:
           NUMBER......................................                 1                 1                0
           PRINCIPAL BALANCE...........................         42,211.19         42,211.19             0.00
           % OF PRINCIPAL..............................          0.020000%         0.020000%        0.000000%
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
                                                                                       FROM JUNE 16, 1997
                                                                               ----------------------------------
                                                                                        TO JULY 15, 1997
                                                                               ----------------------------------
                                                                                  FIXED RATE      VARIABLE RATE
                                                                  TOTAL             GROUP             GROUP
                                                             ----------------  ----------------  ----------------
b. MORTGAGES IN BANKRUPTCY (TOTAL)
    NUMBER.............................................                13                13                0
    PRINCIPAL BALANCE..................................      1,581,615.91        697,124.00             0.00
    % OF PRINCIPAL.....................................          0.370000%         0.380000%        0.000000%
    BANKRUPTCY MORTGAGE DELINQUENCIES
     (included in (viii) a. above)
   BANKRUPTCY MORTGAGE DELINQUENCIES 30-59 DAYS:
    NUMBER.............................................                 0                 0                0
    PRINCIPAL BALANCE..................................              0.00              0.00             0.00
    % OF PRINCIPAL.....................................              0.00%             0.00%            0.00%
   BANKRUPTCY MORTGAGE DELINQUENCIES 60-90 DAYS:
    NUMBER.............................................                 3                 3                0
    PRINCIPAL BALANCE..................................        149,995.89        149,995.89             0.00
    % OF PRINCIPAL.....................................              0.08%             0.08%            0.00%
   BANKRUPTCY MORTGAGE DELINQUENCIES 90 DAYS OR MORE:
    NUMBER.............................................                 0                 0                0
    PRINCIPAL BALANCE..................................              0.00              0.00             0.00
    % OF PRINCIPAL.....................................              0.00%             0.00%            0.00%
c. MORTGAGES IN FORECLOSURE (TOTAL):
    NUMBER.............................................                 0                 0                0
    PRINCIPAL BALANCE..................................      5,625,031.51              0.00             0.00
    % OF PRINCIPAL.....................................          0.000000%         0.000000%        0.000000%
    FORECLOSURE MORTGAGE DELINQUENCIES
     (included in (viii) a. above)
   FORECLOSURE MORTGAGE DELINQUENCIES 30-59 DAYS:
    NUMBER.............................................                 0                 0                0
    PRINCIPAL BALANCE..................................              0.00              0.00             0.00
    % OF PRINCIPAL.....................................              0.00%             0.00%            0.00%
   FORECLOSURE MORTGAGE DELINQUENCIES 60-90 DAYS:
    NUMBER.............................................                 0                 0                0
    PRINCIPAL BALANCE..................................              0.00              0.00             0.00
    % OF PRINCIPAL.....................................              0.00%             0.00%            0.00%
   FORECLOSURE MORTGAGE DELINQUENCIES 90 DAYS OR MORE:
    NUMBER.............................................                 0                 0                0
    PRINCIPAL BALANCE..................................              0.00              0.00             0.00
    % OF PRINCIPAL.....................................              0.00%             0.00%            0.00%
d. MORTGAGES IN REO:
    NUMBER.............................................                 0                 0                0
    PRINCIPAL BALANCE..................................              0.00              0.00             0.00
    % OF PRINCIPAL.....................................              0.00%             0.00%            0.00%
e. MORTGAGE LOAN LOSSES................................              0.00              0.00             0.00
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                                       4
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
                                                                                       FROM JUNE 16, 1997
                                                                               ----------------------------------
                                                                                        TO JULY 15, 1997
                                                                               ----------------------------------
                                                                                  FIXED RATE      VARIABLE RATE
                                                                  TOTAL             GROUP             GROUP
                                                             ----------------  ----------------  ----------------
(ix)    ENDING CLASS A-1 PRINCIPAL BALANCE.................     80,300,561.04
        ENDING CLASS A-2 PRINCIPAL BALANCE.................     50,383,000.00
        ENDING CLASS A-3 PRINCIPAL BALANCE.................     14,255,000.00
        ENDING CLASS A-4 PRINCIPAL BALANCE.................     10,123,000.00
        ENDING CLASS A-5 PRINCIPAL BALANCE.................      9,524,000.00
        ENDING CLASS A-6 PRINCIPAL BALANCE.................     18,942,000.00
        ENDING CLASS A-7 PRINCIPAL BALANCE.................      5,038,892.53
(x)     WEIGHTED AVERAGE MATURITY OF MORTGAGE LOANS........      201.36365756      201.58904210     193.30536719
        WEIGHTED AVERAGE MORTGAGE INTEREST RATE............       11.30243308%        11.356922%        9.317833%
(xi)    SERVICING FEES PAID................................         84,025.19         81,826.58         2,198.61
        SERVICING FEES ACCRUED.............................         93,879.39         91,362.17         2,517.22
(xii)   SECTION 5.04 SERVICER PAYMENTS OR REIMBSMTS........        355,809.16
(xiii)  POOL PRINCIPAL BALANCE (ENDING)....................    188,566,453.57    183,527,561.04     5,038,892.53
(xiv)   RESERVED
(xv)    REIMBURSABLE AMOUNTS:
        TO SERVICER........................................              0.00
        TO REPRESENTATIVE..................................              0.00
        TO DEPOSITORS......................................              0.00
(xvi)   NUMBER OF MORTGAGES OUTSTANDING (BEGINNING)........              4352              4297               55
        NUMBER OF MORTGAGES OUTSTANDING (END)..............              4301              4246               55
(xvii)  AGGREGATE INTEREST ACCRUED ON THE MORTGAGE LOANS...      1,766,027.83      1,725,929.28        40,098.55
(xviii) SUBORDINATED AMOUNT (REMAINING)....................     20,524,368.00
        SPREAD ACCOUNT BALANCE (AFTER DISTRIBUTIONS).......      1,768,191.63
        CUMMULATIVE EXCESS SPREAD ACCOUNT RECEIPTS.........              0.00
        EXCESS SPREAD......................................        588,469.33        575,332.72        13,136.61
(xx)    AGGREGATE MORTGAGE LOAN LOSSES.....................              0.00
(xxi)   RESERVED...........................................              0.00
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